Exhibit 4.2

NUMBER 85860 COMMON STOCK SHARES INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE Par Value $1.00 Par Value $1.00 HONEYWELL INTERNATIONAL INC. This is to certify that CUSIP 438516 10 6 is the owner of FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF Honeywell International Inc. (hereinafter called the Corporation), transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: AUTHORIZED SIGNATURE VICE PRESIDENT AND TREASURER CHAIRMAN OF THE BOARD See Reverse For Certain Definitions BY COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (New York, NY) TRANSFER AGENT AND REGISTRAR

Honeywell International Inc.

The Corporation will furnish without charge to each shareowner who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Requests may be directed to the Secretary of the Corporation or the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT JT TEN	– – –	as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT –		Custodian
	(Cust)		(Minor)
under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and tranfers shares represented by the within Certificate unto

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE Name	INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Street

SHARES
City, State and Zip Code

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE Name	INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Street

SHARES
City, State and Zip Code

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE Name	INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Street

SHARES
City, State and Zip Code

TO BE COMPLETED IN BROKERED TRANSACTIONS

The undersigned hereby irrevocably constitute(s) and appoint(s)

Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated
X

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. SUCH SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A COMMERCIAL BANK, TRUST COMPANY, SECURITIES BROKER/DEALER, CREDIT UNION OR A SAVINGS ASSOCIATION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.
(Affix Medallion Signature Guarantee Imprint)